Exhibit 99.1

PRESS RELEASE

Sun Microsystems Reports Third Quarter Fiscal Year 2008 Results

SANTA CLARA, Calif.—May 1, 2008—Sun Microsystems, Inc. (NASDAQ: JAVA) reported results today for its fiscal third quarter, which ended March 30, 2008.

Revenues for the third quarter of fiscal 2008 were $3.266 billion, a decrease of 0.5 percent as compared with $3.283 billion for the third quarter of fiscal 2007. Total gross margin as a percent of revenues was 44.9, an increase of 0.4 percentage points, as compared with the third quarter of fiscal 2007.

Net loss for the third quarter of fiscal 2008 on a GAAP basis was $34 million, or $(0.04) per share, as compared with net income of $67 million, or $0.07 per share, for the third quarter of fiscal 2007. In the third quarter of fiscal 2008, the company recorded a $52 million dollar tax provision, as compared to a tax benefit of $3 million in the third quarter of fiscal 2007. Net loss for the third quarter included charges related to the acquisition of MySQL, which reduced earnings per share by approximately $0.04.

Cash generated from operations for the third quarter of fiscal 2008 was $329 million, and the cash and marketable debt securities balance at the end of the quarter was $3.801 billion. During the third quarter, Sun continued to leverage its cash position, spending $300 million to repurchase 17.5 million shares of its common stock. There is currently $500 million remaining of the $3 billion share repurchase program announced in the company’s fiscal fourth quarter of 2007.

“The U.S. economy presented Sun with significant challenges in the third quarter, masking our progress in developing nations and economies across the world,” said Jonathan Schwartz, CEO of Sun Microsystems. “With double digit year-over-year growth in India and Brazil, and triple digit year-over-year billings growth in our energy efficient SolarisTM-based Chip Multi-Threading (CMT) systems, Sun made considerable progress during the quarter. We continue to invest in the future created by open alternatives to proprietary technologies, best exemplified by the acquisition of MySQL. The world is moving to open source innovation, and Sun continues to lead that revolution.”

Third Quarter Highlights

•

Sun reported year-over-year revenue growth in 12 out of its 16 sales geographies during the third quarter, with double-digit revenue growth in key international markets across EMEA, Asia Pacific and the International Americas.

•

From a product perspective, SolarisTM-based Chip Multi-Threading (CMT) systems billings more than doubled year-over-year, with the Company’s blade systems also delivering impressive billings growth fueled by Sun’s comprehensive portfolio spanning AMD OpteronTM, Intel Xeon® and Sun UltraSPARC® offerings.

•

Furthering its presence in the open source software marketplace, Sun announced the close of two significant acquisitions: MySQL, the world’s most popular open source database provider, and innotek, whose VirtualBoxTM products provide free desktop virtualization.

•	Sun signed a landmark collaboration agreement with The People’s Republic of China Ministry of Education to cultivate integrated circuit engineering talent and industry development based upon Sun’s OpenSPARCTM open source silicon platform.

•

Sun was awarded significant contracts including funding from the Defense Advanced Research Projects Agency (DARPA) for a five and a half year research project focused on microchip interconnectivity via on-chip optical networks enabled by silicon photonics and proximity communication.

Sun has scheduled a conference call today to discuss its financial results for the third quarter fiscal year 2008 at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

Sun Microsystems develops the technologies that power the global marketplace. Guided by a singular vision — “The Network is the ComputerTM” — Sun drives network participation through shared innovation, community development and open source leadership. Sun can be found in more than 100 countries and on the Web at http://sun.com

# # #

Sun, Sun Microsystems, the Sun logo, Solaris, Sun Fire, Java, innotek, VirtualBox, MySQL and The Network is the Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and other countries.

AMD and Opteron are trademarks or registered trademarks of Advanced Micro Devices.

Intel and Intel Xeon are trademarks or registered trademarks of Intel Corporation in the United States and other countries.

All SPARC trademarks are used under license and are trademarks or registered trademarks of SPARC International, Inc. in the United States and other countries. Products bearing SPARC trademarks are based upon an architecture developed by Sun Microsystems, Inc.

UNIX is a registered trademark in the United States and other countries, exclusively licensed through X/Open Company, Ltd.

Billings represents amounts invoiced to customers in a period.

This press release contains forward-looking statements regarding the future results and performance of Sun Microsystems, Inc., including statements regarding future investments and industry trends. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause Sun’s actual results to differ materially from those contained in such forward-looking statements include: risks associated with developing, designing, manufacturing and distributing new products; lack of success in technological advancements; pricing pressures; lack of customer acceptance and implementation of new products and technologies; the possibility of errors or defects in new products; a material acquisition, restructuring or other event that results in significant charges; competition; adverse business conditions; failure to retain key employees; the cancellation or delay of projects; Sun’s reliance on single-source suppliers; risks associated with Sun’s ability to purchase a sufficient amount of components to meet demand; inventory risks; risks associated with Sun’s international customers and operations; delays in product development; Sun’s dependence on significant customers and specific industries; and Sun’s dependence on channel partners. Please also refer to Sun’s periodic reports that are filed from time to time with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2007 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 2007 and December 30, 2007. Sun assumes no obligation to, and does not currently intend to, update these forward-looking statements.

Investor Contact:

Ron Pasek

650-786-8008

ron.pasek@sun.com

Press Contact:

Kristi Rawlinson

650-786-6933

kristi.rawlinson@sun.com

Industry Analyst Contact:

Melissa Selcher

650-787-1807

melissa.selcher@sun.com

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended			Nine Months Ended
	March 30, 2008	April 1, 2007		March 30, 2008	April 1, 2007
Net revenues:
Products	$2,003	$2,060		$6,232	$6,279
Services	1,263	1,223		3,868	3,759

Total net revenues	3,266	3,283		10,100	10,038
Cost of sales:
Cost of sales-products (1)	1,106	1,148		3,296	3,499
Cost of sales-services (1)	692	674		2,022	2,086

Total cost of sales	1,798	1,822		5,318	5,585

Gross margin	1,468	1,461		4,782	4,453
Operating expenses:
Research and development (1)	457	514		1,366	1,494
Selling, general and administrative (1)	989	957		2,923	2,893
Restructuring charges and related impairment of long-lived assets	14	35		159	82
Purchased in-process research and development	24	—		25	—

Total operating expenses	1,484	1,506		4,473	4,469

Operating income (loss)	(16)	(45)		309	(16)
Gain on equity investments, net	—	5		22	5
Interest and other income, net	34	104		145	209

Income before income taxes	18	64		476	198
Provision (benefit) for income taxes	52	(3)		161	54

Net income (loss)	$(34)	$67		$315	$144

Net income (loss) per common share-basic	$(0.04)	$0.08	(2)	$0.38	$0.16	(2)

Net income (loss) per common share-diluted	$(0.04)	$0.07	(2)	$0.38	$0.16	(2)

Shares used in the calculation of net income (loss) per common share-basic	785	887	(2)	821	881	(2)

Shares used in the calculation of net income (loss) per common share-diluted	785	915	(2)	837	900	(2)

(1) Includes stock-based compensation expense as follows:

Cost of sales-products	$3	$3		$8	$10
Cost of sales-services	$10	$8		$28	$24
Research and development	$17	$15		$47	$49
Selling, general and administrative	$27	$24		$74	$83

(2)	Amounts have been restated to reflect the one-for-four reverse stock split effective November 12, 2007.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	March 30, 2008	June 30, 2007(1)
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$2,363	$3,620
Short-term marketable debt securities	664	962
Accounts receivable, net	2,405	2,964
Inventories	735	524
Deferred and prepaid tax assets	223	200
Prepaid expenses and other current assets	1,106	1,058

Total current assets	7,496	9,328
Property, plant and equipment, net	1,584	1,533
Long-term marketable debt securities	774	1,360
Goodwill	3,288	2,514
Other acquisition-related intangible assets, net	611	633
Other non-current assets	509	470

	$14,262	$15,838

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,306	$1,381
Accrued payroll-related liabilities	724	842
Accrued liabilities and other	1,128	961
Deferred revenues	1,979	2,047
Warranty reserve	204	220

Total current liabilities	5,341	5,451
Long-term debt	1,275	1,264
Long-term deferred revenues	627	659
Other non-current obligations	1,229	1,285
Total stockholders’ equity	5,790	7,179

	$14,262	$15,838

(1)	Derived from audited financial statements.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Nine Months Ended
	March 30, 2008	April 1, 2007
Cash flows from operating activities:
Net income	$315	$144
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and other amortization	353	388
Amortization of acquisition related intangible assets	225	239
Deferred taxes	8	(20)
Impairment of long-lived assets	—	16
Gain on investments and other, net	(54)	—
Stock-based compensation expense	157	166
Purchased in-process research and development	25	—
Changes in operating assets and liabilities:
Accounts receivable, net	603	265
Inventories	(205)	(51)
Prepaid and other assets	(105)	(104)
Accounts payable	(114)	(222)
Other liabilities	31	(427)

Net cash provided by operating activities	1,239	394

Cash flows from investing activities:
Decrease (increase) in restricted cash, net	22	(4)
Purchases of marketable debt securities	(1,292)	(2,465)
Proceeds from sales of marketable debt securities	1,404	1,041
Proceeds from maturities of marketable debt securities	764	523
Proceeds from sales of equity investments, net	25	8
Purchases of property, plant and equipment, net	(297)	(73)
Payments for acquisitions, net of cash acquired	(923)	(10)

Net cash used in investing activities	(297)	(980)

Cash flows from financing activities:
Purchase of common stock call options	—	(228)
Sale of common stock warrants	—	145
Purchase of common stock under 2007 Stock Repurchase Plan	(2,300)	—
Proceeds from the exercise of common stock options, net	121	176
Proceeds from issuance of convertible notes, net	—	692
Principal payments on borrowings and other obligations	(20)	(476)

Net cash (used in) provided by financing activities	(2,199)	309

Net decrease in cash and cash equivalents	(1,257)	(277)
Cash and cash equivalents, beginning of period	3,620	3,569

Cash and cash equivalents, end of period	$2,363	$3,292

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS	FY 2008				FY 2007					FY 2006
(in millions except per share amounts)	Q1	Q2	Q3	FY08	Q1	Q2	Q3	Q4	FY07	Q3	Q4	FY06
NET REVENUES
Products	1,980	2,249	2,003	6,232	1,959	2,260	2,060	2,492	8,771	2,035	2,524	8,371
Services	1,239	1,366	1,263	3,868	1,230	1,306	1,223	1,343	5,102	1,142	1,304	4,697
TOTAL	3,219	3,615	3,266	10,100	3,189	3,566	3,283	3,835	13,873	3,177	3,828	13,068
Growth vs. prior year (%)	0.9%	1.4%	-0.5%	0.6%	17.0%	6.9%	3.3%	0.2%	6.2%	20.9%	28.7%	18.0%
Growth vs. prior quarter (%)	-16.1%	12.3%	-9.7%		-16.7%	11.8%	-7.9%	16.8%		-4.8%	20.5%

COST OF SALES
Products	1,029	1,161	1,106	3,296	1,123	1,228	1,148	1,312	4,811	1,152	1,486	4,827
Services	629	701	692	2,022	678	734	674	711	2,797	658	703	2,612

TOTAL	1,658	1,862	1,798	5,318	1,801	1,962	1,822	2,023	7,608	1,810	2,189	7,439
% of revenue	51.5%	51.5%	55.1%	52.7%	56.5%	55.0%	55.5%	52.8%	54.8%	57.0%	57.2%	56.9%

GROSS MARGIN
Products	951	1,088	897	2,936	836	1,032	912	1,180	3,960	883	1,038	3,544
% of product revenue	48.0%	48.4%	44.8%	47.1%	42.7%	45.7%	44.3%	47.4%	45.1%	43.4%	41.1%	42.3%

Services gross margin	610	665	571	1,846	552	572	549	632	2,305	484	601	2,085
% of service revenue	49.2%	48.7%	45.2%	47.7%	44.9%	43.8%	44.9%	47.1%	45.2%	42.4%	46.1%	44.4%

TOTAL GROSS MARGIN	1,561	1,753	1,468	4,782	1,388	1,604	1,461	1,812	6,265	1,367	1,639	5,629
% of revenue	48.5%	48.5%	44.9%	47.3%	43.5%	45.0%	44.5%	47.2%	45.2%	43.0%	42.8%	43.1%

R&D	446	463	457	1,366	473	507	514	514	2,008	523	543	2,046
% of revenue	13.9%	12.8%	14.0%	13.5%	14.8%	14.2%	15.7%	13.4%	14.5%	16.5%	14.2%	15.7%
PURCHASED IN PROCESS R&D	0	1	24	25	0	0	0	0	0	0	0	60
% of revenue	0.0%	0.0%	0.7%	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%
SG&A	939	995	989	2,923	958	978	957	958	3,851	1,020	1,135	4,039
% of revenue	29.2%	27.5%	30.3%	28.9%	30.0%	27.4%	29.2%	25.0%	27.8%	32.1%	29.6%	30.9%
RESTRUCTURING CHARGES	113	32	14	159	21	26	35	15	97	36	226	284
% of revenue	3.5%	0.9%	0.4%	1.6%	0.7%	0.7%	1.1%	0.4%	0.7%	1.1%	5.9%	2.2%
IMPAIRMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	70	70
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.8%	0.5%

TOTAL OPERATING EXPENSES	1,498	1,491	1,484	4,473	1,452	1,511	1,506	1,487	5,956	1,579	1,974	6,499
% of revenue	46.5%	41.2%	45.4%	44.3%	45.5%	42.4%	45.9%	38.8%	42.9%	49.7%	51.6%	49.7%

OPERATING INCOME (LOSS)	63	262	(16)	309	(64)	93	(45)	325	309	(212)	(335)	(870)
Operating margin	2.0%	7.2%	-0.5%	3.1%	-2.0%	2.6%	-1.4%	8.5%	2.2%	-6.7%	-8.8%	-6.7%

Interest and other income, net	58	53	34	145	42	63	50	59	214	26	19	114
Gain (loss) on equity investments, net	22	0	0	22	0	0	5	1	6	4	(4)	27
Settlement income	0	0	0	0	0	0	54	0	54	0	54	54
PRETAX INCOME (LOSS)	143	315	18	476	(22)	156	64	385	583	(182)	(266)	(675)
Pretax income (loss) margin	4.4%	8.7%	0.6%	4.7%	-0.7%	4.4%	1.9%	10.0%	4.2%	-5.7%	-6.9%	-5.2%

INCOME TAX PROVISION (BENEFIT)	54	55	52	161	34	23	(3)	56	110	35	35	189

NET INCOME (LOSS) (Reported)	89	260	(34)	315	(56)	133	67	329	473	(217)	(301)	(864)
Growth vs. prior year (%)	258.9%	95.5%	-150.7%	118.8%	54.5%	159.6%	130.9%	209.3%	154.7%	-675.0%	-702.0%	-433.3%
Growth vs. prior quarter (%)	-72.9%	192.1%	-113.1%		81.4%	337.5%	-49.6%	391.0%		2.7%	-38.7%
Net income (loss) margin	2.8%	7.2%	-1.0%	3.1%	-1.8%	3.7%	2.0%	8.6%	3.4%	-6.8%	-7.9%	-6.6%

EPS (Diluted) (Reported)(1)	0.10	0.31	(0.04)	0.38	(0.06)	0.15	0.07	0.36	0.52	(0.25)	(0.35)	(1.01)
Growth vs. prior year (%)	266.7%	106.7%	-157.1%	137.5%	57.1%	157.7%	128.0%	202.9%	151.5%	-733.3%	-683.3%	-431.6%
Growth vs. prior quarter (%)	-72.2%	210.0%	-112.9%		82.9%	350.0%	-53.3%	414.3%		3.8%	-40.0%

SHARES (CSE)(Basic)(1)	866	806	785	821	874	881	887	889	883	861	869	859

SHARES (CSE)(Diluted)(1)	884	826	785	837	874	907	915	908	902	861	869	859

OUTSTANDING SHARES(1)	824	792	781	781	878	885	889	884	884	868	876	876

(1)	Basic, diluted and outstanding shares have been retroactively restated to reflect the one-for-four reverse stock split effective November 12, 2007. Accordingly, basic and diluted EPS has also been retroactively restated to reflect the reverse stock split.

	FY 2008			FY 2007						FY 2006
(in millions)	Q1	Q2	Q3	FY08	Q1	Q2	Q3	Q4	FY07	Q3	Q4	FY06
REVENUE BY GEOGRAPHY(3)
UNITED STATES ($M)	1,303	1,302	1,159	3,764	1,361	1,415	1,283	1,582	5,641	1,357	1,610	5,535
Growth vs. prior year (%)	-4.3%	-8.0%	-9.7%	-7.3%	16.5%	1.1%	-5.5%	-1.7%	1.9%	38.2%	37.0%	26.0%
Growth vs. prior quarter (%)	-17.6%	-0.1%	-11.0%		-15.5%	4.0%	-9.3%	23.3%		-3.1%	18.6%
INTERNATIONAL AMERICAS ($M)	204	286	225	715	197	230	195	241	863	185	242	755
Growth vs. prior year (%)	3.6%	24.3%	15.4%	15.0%	42.8%	21.1%	5.4%	-0.4%	14.3%	28.5%	41.5%	28.0%
Growth vs. prior quarter (%)	-15.4%	40.2%	-21.3%		-18.6%	16.8%	-15.2%	23.6%		-2.6%	30.8%
EMEA ($M)	1,161	1,406	1,264	3,831	1,109	1,311	1,212	1,367	4,999	1,115	1,341	4,646
Growth vs. prior year (%)	4.7%	7.2%	4.3%	5.5%	14.8%	7.1%	8.7%	1.9%	7.6%	10.5%	18.4%	11.9%
Growth vs. prior quarter (%)	-15.1%	21.1%	-10.1%		-17.3%	18.2%	-7.6%	12.8%		-8.9%	20.3%
APAC ($M)	551	621	618	1,790	522	610	593	645	2,370	520	635	2,132
Growth vs. prior year (%)	5.6%	1.8%	4.2%	3.8%	15.0%	16.6%	14.0%	1.6%	11.2%	5.7%	28.3%	10.1%
Growth vs. prior quarter (%)	-14.6%	12.7%	-0.5%		-17.8%	16.9%	-2.8%	8.8%		-0.6%	22.1%
% of Total Revenue
UNITED STATES (%)	40.5%	36.0%	35.5%	37.3%	42.7%	39.7%	39.1%	41.3%	40.7%	42.7%	42.1%	42.4%
INTERNATIONAL AMERICAS (%)	6.3%	7.9%	6.9%	7.1%	6.2%	6.4%	5.9%	6.3%	6.2%	5.8%	6.3%	5.8%
EMEA (%)	36.1%	38.9%	38.7%	37.9%	34.7%	36.8%	36.9%	35.6%	36.0%	35.1%	35.0%	35.5%
APAC (%)	17.1%	17.2%	18.9%	17.7%	16.4%	17.1%	18.1%	16.8%	17.1%	16.4%	16.6%	16.3%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,475	1,594	1,473	4,542	1,468	1,634	1,500	1,853	6,455	1,474	1,811	5,997
Growth vs. prior year (%)	0.5%	-2.4%	-1.8%	-1.3%	15.2%	13.6%	1.8%	2.3%	7.6%	6.0%	14.9%	2.9%
Growth vs. prior quarter (%)	-20.4%	8.1%	-7.6%		-18.9%	11.3%	-8.2%	23.5%		2.5%	22.9%
STORAGE PRODUCTS ($M)	505	655	530	1,690	491	626	560	639	2,316	561	713	2,374
Growth vs. prior year (%)	2.9%	4.6%	-5.4%	0.8%	14.2%	-6.6%	-0.2%	-10.4%	-2.4%	92.1%	103.1%	82.6%
Growth vs. prior quarter (%)	-21.0%	29.7%	-19.1%		-31.1%	27.5%	-10.5%	14.1%		-16.3%	27.1%
SUPPORT SERVICES ($M)	979	1,041	961	2,981	987	1,001	950	1,024	3,962	904	986	3,678
Growth vs. prior year (%)	-0.8%	4.0%	1.2%	1.5%	18.2%	5.0%	5.1%	3.9%	7.7%	23.2%	26.7%	21.3%
Growth vs. prior quarter (%)	-4.4%	6.3%	-7.7%		0.1%	1.4%	-5.1%	7.8%		-5.1%	9.1%
PROFESSIONAL SERVICES & EDUCATIONAL SERVICES ($M)	260	325	302	887	243	305	273	319	1,140	238	318	1,019
Growth vs. prior year (%)	7.0%	6.6%	10.6%	8.0%	29.9%	10.5%	14.7%	0.3%	11.9%	13.3%	18.2%	11.6%
Growth vs. prior quarter (%)	-18.5%	25.0%	-7.1%		-23.6%	25.5%	-10.5%	16.8%		-13.8%	33.6%

NET BOOKINGS ($M) (2)	3,149	3,868	3,180	10,197	3,036	3,603	3,238	3,909	13,786	2,680	3,376	11,487
Growth vs. prior year (%)	3.7%	7.4%	-1.8%	3.2%	25.8%	19.4%	20.8%	15.8%	20.0%	5.7%	9.7%	4.0%
Growth vs. prior quarter (%)	-19.4%	22.8%	-17.8%		-10.1%	18.7%	-10.1%	20.7%		-11.2%	26.0%
BOOK TO BILL RATIO	0.98	1.07	0.97		0.95	1.01	0.99	1.02		0.99	1.04
PRODUCT BACKLOG ($M) (1), (2)	980	1,233	1,149		994	1,021	975	1,051		980	1,099
SERVICES BACKLOG ($M)	951	772	754		875	729	820	624		608	752
TOTAL BACKLOG ($M)	1,931	2,005	1,903		1,869	1,750	1,795	1,675		1,588	1,851
DEFERRED REVENUES
PRODUCTS DEFERRED REVENUES ($M)	564	793	740		486	538	577	603		502	602
Growth vs. prior year (%)	16.0%	47.4%	28.2%		11.0%	7.6%	14.9%	0.2%		23.3%	11.7%
Growth vs. prior quarter (%)	-6.5%	40.6%	-6.7%		-19.3%	10.7%	7.2%	4.5%		0.4%	19.9%
SERVICES DEFERRED REVENUES ($M)	1,977	1,896	1,866		1,746	1,630	1,881	2,103		1,629	1,873
Growth vs. prior year (%)	13.2%	16.3%	-0.8%		9.4%	9.3%	15.5%	12.3%		7.8%	13.3%
Growth vs. prior quarter (%)	-6.0%	-4.1%	-1.6%		-6.8%	-6.6%	15.4%	11.8%		9.3%	15.0%
TOTAL DEFERRED REVENUES ($M)	2,541	2,689	2,606		2,232	2,168	2,458	2,706		2,131	2,475
Growth vs. prior year (%)	13.8%	24.0%	6.0%		9.7%	8.9%	15.3%	9.3%		11.1%	12.9%
Growth vs. prior quarter (%)	-6.1%	5.8%	-3.1%		-9.8%	-2.9%	13.4%	10.1%		7.0%	16.1%

(1)	Our product backlog includes orders for which customer-requested delivery is scheduled within six months and orders that have been specified by the customers for which products have been shipped but revenue has been deferred.
(2)	The numbers presented prior to Q1 fiscal 2007 did not contain StorageTek information and should not be viewed as comparable.
(3)	Geographic revenue reported for FY06, Q1FY07 and Q2FY07 has been adjusted to reflect a correction in intercompany revenue to properly report country of origin.

BALANCE SHEETS(2) (3) (4)	FY 2008				FY 2007					FY 2006
(in millions)	Q1	Q2	Q3		Q1	Q2	Q3	Q4		Q3	Q4
CASH & ST INVESTMENTS	3,819	3,433	3,027		3,971	3,456	4,114	4,582		2,872	4,065
ACCOUNTS RECEIVABLE, NET	2,203	2,789	2,405		2,036	2,331	2,458	2,964		2,301	2,702
RAW MATERIALS	130	152	159		119	126	106	125		49	68
WORK IN PROCESS	110	96	99		92	106	101	95		125	97
FINISHED GOODS	331	383	477		373	373	360	304		400	375

TOTAL INVENTORIES	571	631	735		584	605	567	524		574	540
OTHER CURRENT ASSETS	1,297	1,306	1,329		1,153	1,158	1,221	1,258		1,146	1,153

TOTAL CURRENT ASSETS	7,890	8,159	7,496		7,744	7,550	8,360	9,328		6,893	8,460
PP&E, NET	1,556	1,569	1,584		1,583	1,579	1,586	1,533		1,880	1,812
GOODWILL	2,466	2,496	3,288		2,566	2,571	2,571	2,514		2,487	2,610
LT MARKETABLE DEBT SECURITIES	1,374	1,244	774		700	1,381	1,372	1,360		1,557	783
OTHER NON-CURRENT ASSETS	1,072	1,011	1,120		1,301	1,221	1,161	1,103		1,553	1,417

TOTAL ASSETS	14,358	14,479	14,262		13,894	14,302	15,050	15,838		14,370	15,082

ACCOUNTS PAYABLE	1,140	1,312	1,306		1,263	1,296	1,187	1,381		1,315	1,446
ACCRUED LIABILITIES & OTHER	1,943	2,074	2,056		2,020	2,092	1,979	2,023		2,448	2,750
DEFERRED REVENUES	1,911	2,049	1,979		1,674	1,601	1,869	2,047		1,659	1,969

TOTAL CURRENT LIABILITIES	4,994	5,435	5,341		4,957	4,989	5,035	5,451		5,422	6,165
LT DEBT	1,270	1,273	1,275		582	579	1,270	1,264		585	575
LT DEFERRED REVENUES	630	640	627		558	567	589	659		472	506
OTHER NON-CURRENT OBLIGATIONS	1,271	1,259	1,229		1,388	1,396	1,264	1,285		1,504	1,492
STOCKHOLDERS’ EQUITY	6,193	5,872	5,790		6,409	6,771	6,892	7,179		6,387	6,344

TOTAL LIABILITIES & SE	14,358	14,479	14,262		13,894	14,302	15,050	15,838		14,370	15,082

CASH FLOW(2)	Q1	Q2	Q3	FY08	Q1	Q2	Q3	Q4	FY07	Q3	Q4	FY06
OPERATING ACTIVITIES	574	336	329	1,239	123	129	142	564	958	184	390	567
INVESTING ACTIVITIES	(211)	(199)	113	(297)	143	(1,013)	(110)	(97)	(1,077)	230	1,366	652
FINANCING ACTIVITIES	(1,231)	(675)	(293)	(2,199)	(473)	135	647	(139)	170	34	172	299

KEY METRICS	Q1	Q2	Q3		Q1	Q2	Q3	Q4		Q3	Q4
DAYS SALES OUTSTANDING (DSO)	62	69	66		57	59	67	70		65	64
DAYS OF SUPPLY ON HAND (DOS)	31	30	37		29	28	28	23		29	22
DAYS PAYABLES OUTSTANDING (DPO)	(62)	(63)	(65)		(63)	(59)	(59)	(61)		(65)	(59)
CASH CONVERSION CYCLE (CCC)	31	36	38		23	28	36	32		29	27
L-T DEBT/EQUITY (%)	20.5%	21.7%	22.0%		9.1%	8.6%	18.4%	17.6%		9.2%	9.1%
INVENTORY TURNS-PRODUCT ONLY (hist.)	8.2	7.5	7.1		8.8	8.6	8.7	9.0		9.3	9.9
ROE (12 mo. avg.)(%)	9.1%	11.4%	10.3%		-12.4%	-6.8%	-2.4%	6.9%		-7.8%	-13.4%
ROA (12 mo. avg.)(%)	4.2%	5.0%	4.4%		-5.5%	-3.1%	-1.1%	3.2%		-3.6%	-5.9%
ROIC (12 mo. avg.)(%)	8.1%	11.8%	10.7%		-24.9%	-16.9%	-11.6%	5.2%		-19.2%	-26.2%
DEPREC. & AMORT. ($M)	193	196	189		204	214	209	203		228	224
CAPITAL INVESTMENTS, NET ($M)(1)	127	108	62		(160)	81	152	(36)		63	122
NUMBER OF EMPLOYEES	33,904	33,350	34,440		36,250	34,667	34,494	34,219		38,312	38,061
REVENUE PER EMPLOYEE (12 mo. Avg.) ($K)	405	410	410		357	374	387	397		333	340

(1)	Included in the Q1 fiscal 2007 capital investments, net, are the cash proceeds of approximately $214 million from the sale of our Newark, California facility.
(2)	Certain numbers presented in the Q1-Q3 fiscal 2007 and all periods in Fiscal 2006 balance sheets and statements of cash flow have been reclassified from other non-current assets to other current assets and investing activities to operating activities, respectively, to reflect a change in associated classification.
(3)	Certain numbers presented in the fiscal 2007 balance sheets have been reclassified from accounts payable to accrued liabilities and other.
(4)	Certain numbers presented in the fiscal 2007, fiscal 2006 and first quarter balance sheets have been reclassified from deferred revenues to accrued liabilities and other.

SUN MICROSYSTEMS, INC.

ADJUSTED EBITDA – NON-GAAP(1)	FY2008				FY2007					FY2006
(in millions)	Q1	Q2	Q3	FY08	Q1	Q2	Q3	Q4	FY07	Q3	Q4	FY06
Net income (loss), as reported	89	260	(34)	315	(56)	133	67	329	473	(217)	(301)	(864)
Interest (income) expense, net	(58)	(53)	(34)	(145)	(42)	(63)	(50)	(59)	(214)	(26)	(19)	(114)
Taxes	54	55	52	161	34	23	(3)	56	110	35	35	189
Amortization of acquisition related intangibles	74	74	77	225	81	80	78	74	313	89	89	331
Depreciation and amortization	119	122	112	353	123	134	131	129	517	139	135	575

EBITDA	278	458	173	909	140	307	223	529	1,199	20	(61)	117

Adjustments:
Stock based compensation	48	52	57	157	58	58	50	48	214	57	63	225
(Gain) loss on equity investments, net	(22)	—	—	(22)	—	—	(5)	(1)	(6)	(4)	4	(27)
Settlement (income) loss	—	—	—	—	—	—	(54)	—	(54)	—	(54)	(54)

Adjusted EBITDA	304	510	230	1,044	198	365	214	576	1,353	73	(48)	261

Adjusted EBITDA % of revenue	9.4%	14.1%	7.0%	10.3%	6.2%	10.2%	6.5%	15.0%	9.8%	2.3%	-1.3%	2.0%
Growth vs. prior year (%)	53.5%	39.7%	7.5%	34.4%	94.1%	172.4%	193.2%	1300.0%	418.4%	49.0%	-157.8%	-22.1%
Growth vs. prior quarter (%)	-47.2%	67.8%	-54.9%		512.5%	84.3%	-41.4%	169.2%		-45.5%	-165.8%

(1)	Non-GAAP Financial Measures

This operations analysis and the related conference call contain non-GAAP financial measures. Sun utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing its overall business performance, for making operating decisions and for forecasting and planning future periods. These non-GAAP financial measures include EBITDA and Adjusted EBITDA. EBITDA is defined as earnings before net interest, taxes, amortization of acquisition related intangibles and other depreciation and amortization. We further exclude stock-based compensation, gain on equity investments, net, and settlement income to determine Adjusted EBITDA. These measures are used by some investors when assessing the performance of Sun. Sun believes the assessment of its operations excluding these items is relevant to the assessment of internal operations and comparisons to industry performance.

Reasons for Presenting Non-GAAP Measures. Sun believes these non-GAAP measures help indicate Sun’s baseline performance before gains, losses or charges that are considered by Sun to be outside on-going operating results. Accordingly, Sun uses these non-GAAP measures to gain a better understanding of Sun’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Sun believes these non-GAAP measures, when read in conjunction with Sun’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Sun’s on-going operating results;

•	the ability to better identify trends in Sun’s underlying business and perform related trend analysis;

•	a better understanding of how management plans and measures Sun’s underlying business; and

•	an easier way to compare Sun’s most recent results of operations against investor and analyst financial models.

Items Excluded From Non-GAAP Measures. As described above, the calculation of Adjusted EBITDA (and, in some cases, EBITDA) excludes items in the following general categories, which are discussed in more detail below:

Stock-based Compensation. Stock-based compensation is a key incentive offered to our employees, and Sun believes such compensation contributed to the revenues earned during the periods presented and also believes it will contribute to the generation of future period revenues. Nevertheless, Sun believes that the exclusion of non-cash stock-based compensation allows management and investors to compare Sun’s recurring core business operating results over multiple periods. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use to account for stock-based compensation under FAS 123R, Sun’s management believes that providing a non-GAAP financial measure that excludes stock-based compensation allows investors to make meaningful comparisons between Sun’s recurring core business operating results and those of other companies, as well as providing Sun’s management with an important tool for financial and operational decision making and for evaluating Sun’s own recurring core business operating results over different periods of time. In addition, Sun prepares and maintains its budgets and forecasts for future periods excluding stock-based compensation. Stock-based compensation expenses will recur in future periods.

Amortization of Acquisition Related Intangibles. Sun excludes amortization of intangible assets resulting from acquisitions to allow more accurate comparisons of its financial results to its historical operations, forward-looking guidance and the financial results of peer companies. In recent years, Sun has completed the acquisition of StorageTek and the acquisition of other assets and technologies, which resulted in operating expenses that would not otherwise have been incurred. Sun believes that providing a non-GAAP financial measure that excludes the amortization of intangible assets provides the users of its financial statements an enhanced understanding of historic and future financial results and facilitates comparisons to peer companies. Additionally, had Sun internally developed these intangible assets, the amortization of intangible assets would have been expensed historically, and Sun believes the assessment of its operations excluding these costs is relevant to the assessment of internal operations and comparisons to industry performance. Amortization of acquisition related intangibles will recur in future periods.

Net Interest Expense, Taxes, Other Depreciation and Amortization, Net Gain (Loss) on Equity Investments and Settlement Income. Sun excludes these items because it believes that they are not directly related to the underlying performance of Sun’s core business operations. Each of these items are expected to recur in future periods.

Limitations. Each of the non-GAAP financial measures described above, and used in this operations analysis and the related conference call, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in Sun’s financial results for the foreseeable future. In addition, other companies, including other companies in Sun’s industry, may calculate non-GAAP financial measures differently than Sun does, limiting their usefulness as a comparative tool. Sun compensates for these limitations by providing specific information in the reconciliation included in this press release regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, Sun evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial information.